 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2024

INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6373 San Ignacio Ave
San Jose,	California	95119
(Address of principal executive offices, including Zip Code)
(408) 572-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INFN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Preliminary Results of Operations and Financial Condition.
On March 6, 2024, Infinera Corporation (the “Company”) issued a press release announcing preliminary, unaudited financial results for its fourth quarter ended December 30, 2023, and outlook for its first quarter ending March 30, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Current Report on Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such a filing.
The press release furnished herewith as Exhibit 99.1 refers to certain non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 5, 2024, Regan MacPherson joined the Company as the Senior Vice President of Legal and will transition into the role of the Company’s Chief Legal Officer (“CLO”) and Corporate Secretary, effective on the date immediately following the filing of the Form 10-K for the fiscal year 2023.
Ms. MacPherson served as Executive Vice President and Chief Legal Officer of SunPower Corporation, a residential solar technology and energy services provider from April 2021 until June 2022. Prior to that, she was Chief Legal and Compliance Officer of Quantum Corporation, a company specializing in the storage and management of digital video and other forms of unstructured data, from October 2019 to April 2021. Prior to joining Quantum, she was the Vice President and Chief Compliance Officer at Marvell Semiconductor, Inc. from June 2017 to October 2019. Ms. MacPherson served as Senior Vice President and General Counsel of Seagate Technology, PLC from March 2016 to June 2017. Ms. MacPherson also served as Vice President and Interim General Counsel from August 2015 to March 2016, Deputy General Counsel from September 2013 to August 2015, in addition to varying roles of increasing responsibility from July 2005 to September 2013, at Seagate Technology plc. Ms. MacPherson holds a J.D. from Southwestern Law School and a B.A. in political science from San Francisco State University.
In connection with her hire, Ms. MacPherson entered into an offer letter with the Company (the “Offer Letter”). Pursuant to her Offer Letter, Ms. MacPherson will receive an annual base salary of $415,000 and will be eligible for a target annual bonus opportunity equal to 75% of her annual base salary, with any 2024 annual bonus opportunity prorated to reflect the portion of the year that she is employed with the Company. In addition, Ms. MacPherson will be eligible to receive an award of restricted stock units covering 115,000 shares of common stock of the Company (“RSUs”) and an award of performance shares covering 115,000 shares of common stock of the Company (“PSUs”), pursuant to the Company’s 2016 Equity Incentive Plan and standard form of applicable award agreement thereunder. The RSUs will be scheduled to vest as to 25% of the RSUs on each of the one-, two-, three- and four-year anniversaries of the vesting commencement date, in each case subject to continued service through the applicable vesting date. The vesting of the PSUs will be subject to the achievement of one or more performance objectives to be determined by the Compensation Committee of the Company’s Board of Directors, in its discretion, and continued service through the applicable vesting date or dates. Ms. MacPherson will be eligible to enter into a change of control severance agreement with the Company in the form previously filed with the Securities and Exchange Commission (the “SEC”). Ms. MacPherson also will be eligible for certain severance benefits in the event of a qualification termination under the Company’s Executive Severance Policy, which policy previously has been filed with the SEC.
Simultaneously with the appointment of Ms. MacPherson as CLO, David Teichmann, the Company’s current CLO, will transition to an Advisor role reporting to the Company’s Chief Executive Officer (“CEO”). Mr. Teichmann will assist with the transition of his duties along with initiatives assigned by the CEO. Mr. Teichmann will no longer serve as an executive officer of the Company once he is no longer CLO. During the transition period, Mr. Teichmann will continue to receive his compensation currently in effect, remain a party to his change of control severance agreement with the Company and otherwise continue with his existing level of benefits.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Caution Regarding Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or the negative of these words or similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Such forward-looking statements in this Current Report on Form 8-K include, without limitation, the timing and terms of the Company's CLO transition.
See also additional risks and uncertainties detailed in the Company’s SEC filings from time to time, including its Annual Report on Form 10-K for the year ending December 31, 2022 (as amended on February 29, 2024) and Quarterly Report on Form 10-Q for the quarter ending September 30, 2023, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on the Company’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements.

Exhibit No.	Description

99.1	Press release of Infinera Corporation dated March 6, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: March 6, 2024	By:	/s/ NANCY ERBA
Nancy Erba Chief Financial Officer